SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Tax-Exempt Income Fund

Supplement dated November 14, 1997
to Prospectus dated November 28, 1996

	The Board of Trustees of Smith Barney Income Funds--Smith Barney Tax-Exempt Income Fund (the "Fund") has voted to change the name of the Fund to "Smith Barney Municipal High Income Fund," effective November 12, 1997. Management believes that the new name better reflects the Fund's investment policy, which continues to be to maximize current income exempt from Federal income taxes by investing primarily in municipal bonds and notes.





FD 01348